Q3 2025 RESULTS

Nasdaq Global Market: CCLD, CCLDO

CareCloud



November 6, 2025

A leading provider of technology-enabled services and AI-based solutions that redefine the healthcare revenue cycle

Safe Harbor Statements

This presentation contains forward-looking statements within the meaning of the federal securities laws. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may," "might," "will," "shall," "should," "could," "intends," "expects," "plans," "goals," "projects," "anticipates," "believes," "seeks," "estimates," "forecasts," "predicts," "possible," "potential," "target," "approximately," or "continue" or the negative of these terms or other similar terms and phrases.

Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Forward-looking statements in this presentation include, without limitation, statements reflecting management's expectations for future financial performance and operating expenditures, expected growth, including our ability to continue as a going concern, to raise additional capital and to succeed in our future operations, profitability and business outlook, increased sales and marketing expenses, and the expected results from the integration of our acquisitions.

Forward-looking statements are only current predictions and are subject to substantial known and unknown risks, uncertainties, and other factors that may cause our (or our industry's) actual results, levels of activity, performance, or achievements to be materially different from those anticipated by such statements. These factors include our ability to:

- Manage our growth, including acquiring, partnering with, and effectively integrating the recent acquisition of Medsphere Systems Corporation, RevNu Medical Management, MapAPP and other acquired businesses into our infrastructure and avoiding legal exposure and liabilities associated with our acquisitions;
- Retain our clients and revenue levels, including effectively migrating new clients and maintaining or growing the revenue levels of our new and existing clients;
- Maintain operations in Pakistan, Azad Jammu and Kashmir, and Sri Lanka in a manner that continues to enable us to offer competitively priced products and services;
- Keep pace with a rapidly changing healthcare industry;
- Consistently achieve and maintain compliance with a myriad of federal, state, foreign, local, payor and industry requirements, regulations, rules, laws and contracts;
- Maintain and protect the privacy of confidential and protected Company, client and patient information;
- Develop new technologies, upgrade and adapt legacy and acquired technologies to work with evolving industry standards and third-party software platforms and technologies, and protect and enforce all of these and other intellectual property rights;
- Attract and retain key officers and employees, and the continued involvement of Mahmud Haq as Executive Chairman and A. Hadi Chaudhry and Stephen Snyder as Co-Chief Executive Officers, all of which are critical to our ongoing operations and growing our business;
- Realize the expected cost savings and benefits from our restructuring activities and structural cost reductions;
- Comply with covenants contained in our credit agreement with our senior secured lender, Provident Bank, and other future debt facilities;
- Continue to pay our monthly dividends which were suspended in December 2023 and resumed in February 2025 to the holders of our Series A Preferred Stock and Series B Preferred Stock;
- Incorporate AI into our products faster and more successfully than our competitors, protecting the privacy of medical records and cybersecurity threats;
- Compete with other companies developing products and selling services competitive with ours, and who may have greater resources and name recognition than we have;
- Effectively integrate, manage and keep our information systems secure and operational in the event of a cyber-attack;
- Respond to the uncertainty resulting from pandemics, epidemics or other public health emergencies and the impact they may have on our operations, the demand for our services, our projected results of operations, financial performance or other financial metrics or any of the foregoing risks and economic activity in general;
- Keep and increase market acceptance of our products and services;
- Manage changes in domestic and foreign business, market, financial, political and legal conditions

Although we believe that the expectations reflected in the forward-looking statements contained in this presentation are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements.

In this presentation, we disclose certain non-GAAP historical and projected financial measures, including adjusted EBITDA. We believe that these non-GAAP financial measures provide useful information to both management and investors by excluding certain items and expenses that are not indicative of our core operating results or do not reflect our normal business operations. Our use of non-GAAP financial measures has certain limitations in that such non-GAAP financial measures may not be directly comparable to those reported by other companies. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable U.S. GAAP measures. Investors are encouraged to review the related U.S. GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures.

The statements in this presentation are made as of the date of this presentation, and the Company does not assume any obligations to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

CareCloud

Hosts for Third Quarter 2025 Earnings Call



Mahmud Haq
Founder & Executive Chairman



Stephen Snyder
Co-Chief Executive Officer



A. Hadi Chaudhry
Co-Chief Executive Officer



Norman Roth
Interim CFO and Corporate Controller

CareCloud



CareCloud

Stephen Snyder

Co-Chief Executive Officer

2025 Guidance

Revenue



$ in millions
$110.8
$117 - $119
FY 2024
FY 2025
Actual
Guidance
Range

Adjusted EBITDA



$ in millions
$24.1
$26 - $28
FY 2024
FY 2025
Actual
Guidance
Range

Earnings per Share



$0.10 - $0.13
($0.28)
FY 2024
FY 2025
Actual
Guidance
Range

Q3 2025 Highlights

Revenue
9% Increase


$31.1
Q3 2024
Q3 2025

Net Income
Consistent


$3.1
Q3 2024
Q3 2025

Adjusted EBITDA
13% Increase


$7.7
Q3 2024
Q3 2025

Earnings per Share
+ $0.08


$0.04
Q3 2024
Q3 2025

CareCloud

$ in millions. See reconciliations of non-GAAP results in the Appendix

Acquisitions – 4 Closed Year to Date

Medsphere

- Closed August 22, 2025
- $16.5 million purchase price
- Expansion into inpatient and hospital IT market
- Integrated inpatient EHR
- Hospital RCM software
- Physician-relationship management and referral analytics

Map App

- Closed October 1, 2025
- Hospital benchmarking and performance-analytics platform
- Used by leading hospitals and integrated delivery networks to measure and compare revenue-cycle metrics
- Long term joint marketing with Healthcare Financial Management Association (HFMA)

CareCloud



A. Hadi Chaudhry

Co-Chief Executive Officer

AI – Front Desk Assist

Agentic AI Front Desk Competencies

- Scheduling, Rescheduling & Cancellations
- Prescription Refills, Lab Result Inquiries
- New Patient Registation
- Referral Requests
- Preventive Care Reminders
- Billing Questions

Measurable Value Delivered

- ✓ Eliminated Patient Wait Times
- ✓ Reduced Administrative Burden
- ✓ 24/7 Availability
- ✓ Removed Language Barriers
- ✓ Operational Efficiency Gains
- ✓ Improved Patient Access

Pilot Performance & Market Opportunity

Proven Results & Strategic Growth Potential

Pilot Performance Metrics

70%
Call Automation
Patient calls handled autonomously without human intervention

80%+
Task Success Rate
Successful appointment scheduling and related task completion

24×7
Availability
Zero hold times with continuous patient access and support

Multilingual

English 90% | Spanish 10%

Demonstrated capability to serve diverse patient populations seamlessly across language barriers

CareCloud

Acquisition Integration

Advancing HFMA MapApp

The Product

A benchmarking tool helping providers compare key operational and financial metrics

AI Insights

AI-powered decision making

Actionable Intelligence

Convert data into specific recommendations for optimization

Extending our AI footprint to help healthcare leaders optimize performance

CareCloud

AI – Front Desk Agent – Live Call


Recorded Real Patient Call: AI Front Desk
Experience intelligent patient engagement
Patient
Calls the office
AI Assistant
Answers intelligently
Result
Seamless experience
RECORDING PLAYING



Norman Roth

CFO and Corporate Controller

Q3 2025 Highlights



Revenue
$28.5
$31.1
Q3 2024
Q3 2025
Net income
$3.1
$3.1
Q3 2024
Q3 2025
Adjusted net income
$3.5
$4.4
Q3 2024
Q3 2025
Adjusted EBITDA
$6.8
$7.7
Q3 2024
Q3 2025
Earnings Per Share
($0.04)
$0.04
Q3 2024
Q3 2025

CareCloud

$ in millions. See reconciliations of non-GAAP results in the Appendix

YTD 2025 Highlights


Revenue
$82.6
$86.1
YTD 2024
YTD 2025
Net income
$4.6
$7.9
YTD 2024
YTD 2025
Adjusted net income
$6.6
$10.0
YTD 2024
YTD 2025
Adjusted EBITDA
$16.9
$19.9
YTD 2024
YTD 2025
Earnings Per Share
($0.28)
$0.07
YTD 2024
YTD 2025

CareCloud

$ in millions. See reconciliations of non-GAAP results in the Appendix

CareCloud

Thank You!

Nasdaq Global Market: CCLD, CCLDP, CCLDO

Corporate
carecloud.com

Stephen Snyder
ir@carecloud.com

Investor Relations
ir.carecloud.com

Appendix

Non-GAAP Financial Measures Reconciliation

($000s) Adjusted EBITDA to GAAP net (loss) income	FY 2023	FY 2024	Q3 2024	Q3 2025	YTD 2024	YTD 2025
GAAP net (loss) income	**$ (48,674)**	**$ 7,851**	**$ 3,122**	**$ 3,060**	**$ 4,555**	**$ 7,910**
(Benefit) provision for income taxes	(364)	160	41	43	119	126
Net interest expense	1,040	812	162	52	764	85
Foreign exchange / other expense	918	335	(57)	60	244	120
Stock-based compensation expense (benefit)	4,716	115	252	88	(191)	307
Depreciation and amortization	14,402	14,142	3,241	4,022	10,885	10,741
Transaction and integration costs	286	46	12	391	35	414
Goodwill impairment charges	42,000	-	-	-	-	-
Lease termination, unoccupied lease charges and restructuring cost	1,105	596	67	17	505	154
Adjusted EBITDA	**$ 15,429**	**$ 24,057**	**$ 6,840**	**$ 7,733**	**$ 16,916**	**$ 19,857**

($000s) Adjusted net income to GAAP net (loss) income	FY 2023	FY 2024	Q3 2024	Q3 2025	YTD 2024	YTD 2025
GAAP net (loss) income	**$ (48,674)**	**$ 7,851**	**$ 3,122**	**$ 3,060**	**$ 4,555**	**$ 7,910**
Foreign exchange / other expense	918	335	(57)	60	244	120
Stock-based compensation expense (benefit)	4,716	115	252	88	(191)	307
Amortization of purchased intangible assets	4,975	1,577	75	794	1,501	1,076
Transaction and integration costs	286	46	12	391	35	414
Goodwill impairment charges	42,000	-	-	-	-	-
Lease termination, unoccupied lease charges and restructuring cost	1,105	596	67	17	505	154
Income tax (benefit) related to goodwill	(525)	-	-	-	-	-
Non-GAAP adjusted Net Income	**$ 4,801**	**$ 10,520**	**$ 4,410**	**$ 4,410**	**$ 6,649**	**$ 9,981**

CareCloud